UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2025

ASSET ENTITIES INC.
(Exact name of Company as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Ct, 7th Floor, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(214) 459-3117
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	ASST	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 22, 2025, Asset Entities, Inc., a Nevada corporation (the “Company”), and Strive Enterprises, Inc., an Ohio corporation (“Strive”), entered into exchange agreements (each an “Exchange Agreement” and together the “Exchange Agreements”) with certain accredited investors (the “Investors”), pursuant to which the Company agreed to issue and exchange, an aggregate of 2,681,893 shares (the “Exchange Shares”) of the Company’s Class A common stock, $0.001 par value per share (after giving effect to the transactions contemplated by the Merger Agreement (as defined herein), including the redesignation of the Company's current Class B Common Stock to Class A Common Stock) (the “Class A Common Stock”), pursuant to amended and restated articles of incorporation of the Company to be adopted and approved in accordance with the Merger Agreement (as defined below), for the aggregate amount of 69 bitcoin. The exchange ratio was determined based on the price of bitcoin as of 4:00 p.m. New York City time on August 22, 2025 and an assumed per share price of $3.00 of the Class A Common Stock. The issuance of the Exchange Shares pursuant to the Exchange Agreements is expected to qualify as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended. The transactions contemplated by the Exchange Agreements are referred to herein as the “351 Exchange.”

The Exchange Agreements were entered into following the execution of the previously announced Amended and Restated Agreement and Plan of Merger, dated June 27, 2025 (the “Merger Agreement”), by and among the Company, Strive and Alpha Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of the Company.

The 351 Exchange is expected to close substantially concurrent with the transactions under the Merger Agreement, subject to the satisfaction of conditions precedent to the Company’s and Strive’s obligations to consummate the transactions under the Merger Agreement being satisfied or waived and such transactions being consummated, the Company obtaining shareholder approval for the issuance of the Exchange Shares as required by the applicable rules of The Nasdaq Stock Market LLC, as well as the satisfaction of certain customary closing conditions. The Company expects to receive aggregate gross proceeds from the 351 Exchange of approximately 69 bitcoin.

Pursuant to the terms of the Exchange Agreements, the Company agreed to register for resale the Exchange Shares (the “Registrable Securities”), including an obligation to file a registration statement (the “Registration Statement”) covering the resale by the Investors of their Registrable Securities no later than 30 days following the closing of the transactions contemplated by the Merger Agreement. The Company has agreed to use commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable (and in no event later than the earlier of (i) the 45th day after the closing of the 351 Exchange or (ii) the 120th day after the closing of the 351 Exchange, if the Securities and Exchange Commission staff determines to review the Registration Statement) and to keep the Registration Statement effective until the date that all Registrable Securities covered by the Registration Statement have been sold or can be sold without restriction pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereof) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

The representations, warranties and covenants contained in the Exchange Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Exchange Agreements are incorporated herein by reference only to provide investors with information regarding the terms thereof and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing description of the Exchange Agreements do not purport to be complete and are qualified in its entirety by reference to the form of the Exchange Agreements, which is filed as Exhibit 10.1 and incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Securities were issued and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Each Investor represented that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act or “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act. The Securities have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Exchange Act, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and the Company, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Strive, the Company or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following:

●	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement between Strive, the Company and the other parties thereto;

●	the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all;

●	the outcome of any legal proceedings that may be instituted against Strive or the Company or the combined company;

●	the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Strive or the Company operate;

●	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;

●	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;

●	the diversion of management’s attention from ongoing business operations and opportunities;

●	potential adverse reactions of Strive’s or the Company’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

●	changes in the Company’s share price before closing; and

●	other factors that may affect future results of Strive, the Company or the combined company.

These factors are not necessarily all of the factors that could cause Strive’s, the Company’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s, the Company’s or the combined company’s results.

Although each of Strive and the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Strive or the Company will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in the Company’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by the Company with the SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive, the Company or their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements speak only as of the date they are made and Strive and the Company undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the common stock to be issued by the Company in connection with the proposed transaction and that includes a proxy statement of the Company and a prospectus of the Company (the “Proxy Statement/Prospectus”), and each of Strive and the Company may file with the SEC other relevant documents concerning the proposed transaction. A definitive Proxy Statement/Prospectus will be sent to the stockholders of the Company to seek their approval of the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT STRIVE, THE COMPANY AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

A copy of the Registration Statement, and Proxy Statement/Prospectus, as well as other filings containing information about Strive and the Company, may be obtained, free of charge, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company by accessing the Company’s website at https://assetentities.gcs-web.com/. Copies of the Registration Statement and the Proxy Statement/Prospectus can also be obtained, without charge, by directing a request to the Company’s Investor Relations department at 100 Crescent Court, 7th floor, Dallas, TX 75201 or by calling (214) 459-3117 or emailing web@assetentities.com. The information on Strive’s or the Company’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Strive, the Company and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the interests of the directors and executive officers of Strive and the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus related to the proposed transaction, which has been filed with the SEC. Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the section entitled “Board of Directors and Corporate Governance,” “Executive Officers of the Company,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” “Executive Compensation,” and “Certain Relationships and Related Transactions” included in the Company’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on August 22, 2024.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Exchange Agreement, dated August 22, 2025, by and among Asset Entities Inc., Strive Enterprises, Inc. and the investors party thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2025	ASSET ENTITIES INC.

/s/ Arshia Sarkhani
	Name:	Arshia Sarkhani
	Title:	Chief Executive Officer and President